UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2018

Rent-A-Center, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-38047 (Commission File Number)	45-0491516 (IRS Employer Identification No.)

5501 Headquarters Drive

Plano, Texas 75024

(Address of Principal Executive Offices) (Zip Code)

(972) 801-1100

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

This Current Report on Form 8-K is filed in connection with the Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), dated as of June 17, 2018, by and among Rent-A-Center, Inc. (the “Company”), Vintage Rodeo Parent, LLC, a Delaware limited liability company (“Parent”), and Vintage Rodeo Acquisition, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation.

In connection with the Merger, four putative class action lawsuits were filed in the United States District Court for the District of Delaware. The four lawsuits are captioned Stein v. Rent-A-Center, Inc., et al., No. 1:18-cv-01152-RGA (filed August 2, 2018), Herz v. Rent-A-Center, Inc., et al., No. 1:18-cv-01162-RGA (filed August 3, 2018), Robitaille v. Rent-A-Center, Inc., et al., No. 1:18-cv-01204-RGA (filed August 8, 2018) and Downing v. Rent-A-Center, Inc., et al., No. 1:18-cv-01299-LPS (filed August 23, 2018) (collectively, the “Merger Litigation”). The complaints, which were filed by purported Company stockholders, generally allege that the preliminary and definitive proxy statements that the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 16, 2018 and August 15, 2018, respectively, omitted certain material information in connection with the Merger in violation of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, and SEC Rule 14a-9. These complaints include demands for, among other things, an order enjoining defendants from closing the Merger absent certain disclosures of information identified in the complaints.

The Company believes that the claims asserted in the Merger Litigation are without merit and that no supplemental disclosure is required under applicable law. However, in order to avoid the risk of the Merger Litigation delaying or adversely affecting the Merger and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, the Company has determined to voluntarily supplement the definitive proxy statement it filed with the SEC on August 15, 2018 in connection with the Merger (the “Proxy Statement”) as described in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations in the Merger Litigation that any additional disclosure was or is required.

This Current Report on Form 8-K will not affect the merger consideration to be paid to stockholders of the Company in connection with the Merger or the timing of the special meeting of the Company’s stockholders scheduled for September 18, 2018, at 8:00 a.m., local time, at 5501 Headquarters Drive, Plano, Texas 75024. The Company’s board of directors continues to recommend that you vote “FOR” the proposal to adopt the Merger Agreement and approve the Merger and “FOR” the other proposals being considered at the special meeting.

SUPPLEMENT TO THE PROXY STATEMENT

The Company has agreed to make these supplemental disclosures to the Proxy Statement. This supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety. Defined terms used but not defined below have the meanings set forth in the Proxy Statement. All page references in the information below are to pages in the Proxy Statement. Paragraph references used herein refer to the Proxy Statement before any additions or deletions resulting from the supplemental disclosures. Underlined text shows text being added to a referenced disclosure in the Proxy Statement. The information contained herein speaks only as of August 15, 2018 unless the information indicates another date applies.

1.	The section of the Proxy Statement entitled “Summary—Litigation Related to the Merger” is hereby supplemented as follows:

The last full paragraph on page 14 (such paragraph beginning with “Three putative class action complaints…”) of the Proxy Statement is amended and restated to read as follows:

“Four putative class action complaints have been filed in connection with the proposed Merger transaction announced on June 18, 2018. On August 2, 2018, plaintiff Shiva Stein filed a lawsuit captioned Stein v. Rent-A-Center, Inc., et al., No. 1:18-cv-01152-RGA, against Rent-A-Center and members of the Rent-A-Center Board in the United States District Court for the District of Delaware. On August 3, 2018, plaintiff Ken Herz filed a lawsuit captioned Herz v. Rent-A-Center, Inc., et al., No. 1:18-cv-01162-RGA, against Rent-A-Center and members of the Rent-A-Center Board in the United States District Court for the District of Delaware. On August 8, 2018, plaintiff Charles Robitaille filed a lawsuit captioned Robitaille v. Rent-A-Center, Inc., et al., No. 1:18-cv-01204-RGA, against Rent-A-Center and members of the Rent-A-Center Board in the United States District Court for the District of Delaware. On August 23, 2018, plaintiff Michael Downing filed a lawsuit captioned Downing v. Rent-A-Center, Inc., et al., No. 1:18-cv-01299-LPS, against Rent-A-Center and members of the Rent-A-Center Board in the United States District Court for the District of Delaware. All four lawsuits allege violations of Sections 14(a) and 20(a) of the Exchange Act, and SEC Rule 14a-9, for alleged material misstatements or omissions in connection with the proposed Merger transaction. All four complaints include demands for, among other things, an order enjoining defendants from closing the proposed Merger transaction absent certain disclosures of information identified in the complaints. Rent-A-Center believes these complaints are without merit and intends to vigorously defend itself.”

2.	The section of the Proxy Statement entitled “The Merger (Proposal 1)—Background of the Merger” is hereby supplemented as follows:

The third full paragraph on page 31 (such paragraph beginning with “In December 2017, at the direction of …”) of the Proxy Statement is amended and restated to read as follows:

“In December 2017, at the direction of the Rent-A-Center Board, representatives of J.P. Morgan began an outreach process to identify strategic parties and financial sponsors that may be interested in exploring a possible acquisition transaction involving the Company (the “Potential Sale Process”). During this outreach process, approximately 30 potential participants (the majority of which being financial sponsors) were contacted (including Vintage Capital) by representatives of J.P. Morgan, and 11 confidentiality and non-disclosure agreements were executed by interested parties. Each confidentiality and non-disclosure agreement included customary standstill provisions and prohibited the relevant potential buyer from requesting the Company amend or waive any such standstill provision. The standstill provisions terminated upon the execution of the Merger Agreement. The outreach process included, among others, parties that had contacted the Company or its representatives following the announcement of the Strategic Alternatives Review about potentially participating in the Potential Sale Process.”

3.	The section of the Proxy Statement entitled “The Merger (Proposal 1)—Opinion of Our Financial Advisor—Public Trading Multiples” is hereby supplemented as follows:

The first two paragraphs on page 48 of the Proxy Statement, including the table immediately following the first full paragraph, are amended and restated in their entirety to read as follows:

“Using publicly available information, J.P. Morgan compared selected financial data of the Company with similar data for selected publicly traded companies engaged in businesses which J.P. Morgan judged to be sufficiently analogous to the Company. These companies were selected, among other reasons, because they are publicly traded companies with operations and businesses that, for the purposes of J.P. Morgan’s analysis, may be considered similar to those of the Company. None of the selected companies reviewed was identical to the Company and certain of these companies may have characteristics that are materially different from those of the Company. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the selected companies differently than they would affect the Company.

The companies selected by J.P. Morgan and the observed firm value (as defined below)/Adjusted EBITDA multiples for fiscal year 2018 and fiscal year 2019 (estimates) for such companies, were as follows:

	FY18 FV/Adj. EBITDA	FY19 FV/Adj. EBITDA
Aarons, Inc.	8.5x	7.6x

Hardlines/Furniture Retailers
Big Lots, Inc.	4.7x	4.5x
La-Z-Boy Incorporated	8.6x	8.2x
Ethan Allen Interiors, Inc.	8.1x	7.3x
Haverty Furniture Companies, Inc.	6.5x	6.3x
Pier 1 Imports, Inc.	7.1x	5.0x

Specialty Finance
First Cash, Inc.	15.2x	13.6x
EZCorp, Inc.	6.7x	5.9x”

4.	The section of the Proxy Statement entitled “The Merger (Proposal 1)—Opinion of Our Financial Advisor—Selected Transaction Analysis” is hereby supplemented as follows:

The last full paragraph on page 49, including the table immediately following such paragraph, and the first two paragraphs on page 50 of the Proxy Statement are amended and restated in their entirety to read as follows:

“Using publicly available information, J.P. Morgan reviewed selected transactions involving acquired businesses and assets that, for purposes of J.P. Morgan’s analysis, may be considered similar to the Company’s business or assets. None of the selected transactions reviewed was identical to the proposed Merger. However, the selected transactions were chosen because certain aspects of the transactions, for purposes of J.P. Morgan’s analysis, may be considered similar to the proposed Merger. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the transactions differently than they would affect the proposed Merger.

Using publicly available information, J.P. Morgan calculated, for each selected transaction, the ratio of the target company’s firm value to the target company’s EBITDA for the twelve-month period prior to announcement of the applicable transaction (“FV/LTM EBITDA”). The transactions selected by J.P. Morgan for its analysis, and the FV/LTM EBITDA multiple for each transaction, were as follows:

Target	Acquiror	Month/Year Announced	FV/LTM EBITDA
The Finish Line, Inc.	JD Sports Fashion plc	March 2018	4.6x
Staples, Inc.	Sycamore Partners	June 2017	5.0x
Cabela’s Incorporated	BPS Direct, L.L.C. (dba Bass Pro Shops)	October 2016	10.8x
Mattress Firm Holding Corp.	Steinhoff International Holdings NV	August 2016	14.3x
Cash America International, Inc.	First Cash Financial Services, Inc.	April 2016	9.2x
Petco Holdings, Inc.	CVC Capital Partners Limited / Canada Pension Plan Investment Board	November 2015	10.0x

Target	Acquiror	Month/Year Announced	FV/LTM EBITDA
Belk, Inc.	Sycamore Partners	August 2015	6.3x
Ann, Inc.	Ascena Retail Group, Inc.	May 2015	8.1x
Office Depot, Inc.	Staples, Inc.	February 2015	10.5x
PetSmart, Inc.	BC Partners Limited	December 2014	9.1x
Family Dollar Stores, Inc.	Dollar Tree, Inc.	July 2014	11.3x
Zale Corporation	Signet Jewelers Limited	February 2014	18.2x
Jos. A. Bank Clothiers, Inc.	Men’s Wearhouse, Inc.	November 2013	10.0x
Neiman Marcus, Inc.	Ares Management LLC / Canada Pension Plan Investment Board	September 2013	8.8x
Yankee Candle Investments LLC	Jarden Corporation	September 2013	8.5x
Saks Incorporated	Hudson Bay Company	July 2013	10.9x
Hot Topic, Inc.	Sycamore Partners	March 2013	8.6x
The Warnaco Group, Inc.	PVH Corp.	October 2012	8.3x
Cost Plus, Inc.	Bed, Bath & Beyond, Inc.	May 2012	12.1x
Charming Shoppes, Inc.	Ascena Retail Group, Inc.	May 2012	9.5x
Collective Brand’s, Inc.	Wolverine World Wide, Inc. / Blum Capital / Golden Gate Capital	May 2012	8.1x
Michael Stores, Inc.	Blackstone Group LP / Bain Capital LP	June 2006	12.1x”

5.	The section of the Proxy Statement entitled “The Merger (Proposal 1)—Opinion of Our Financial Advisor—Discounted Cash Flow Analysis” is hereby supplemented as follows:

The second to last full paragraph on page 50 (such paragraph beginning with “Utilizing the June Management Projections...” is amended and restated in its entirety to read as follows:

“Utilizing the June Management Projections, J.P. Morgan calculated the unlevered free cash flows that the Company is expected to generate during fiscal years 2018 through 2027, which calculation was reviewed and approved for J.P. Morgan’s use by the Company’s management. J.P. Morgan also calculated, based on certain assumptions provided by the Company’s management, a range of terminal asset values of the Company at the end of the ten-year period ending in 2027, which applied a perpetual growth rate ranging from 0.0% to 1.0% to the final year of the ten-year period of the June Management Projections. The unlevered free cash flows and the range of terminal asset values were then discounted to present values using a range of discount rates from 9.75% to 11.00%, which were chosen by J.P. Morgan based upon an analysis of the weighted average cost of capital of the Company. The value of the net debt used by J.P. Morgan in its discounted cash flow analysis was $523 million (as of March 31, 2018), which was based on publicly available information.”

6.	The section of the Proxy Statement entitled “The Merger (Proposal 1)—Opinion of Our Financial Advisor—Miscellaneous” is hereby supplemented as follows:

The last full paragraph on page 51 (such paragraph beginning with “The Company has agreed to pay …”) and the first full paragraph on page 52 (such paragraph beginning with “During the two years preceding…”) of the Proxy Statement are amended and restated to read as follows:

“The Company has agreed to pay J.P. Morgan an estimated fee of approximately $19 million, of which $2 million became payable to J.P. Morgan at the time J.P. Morgan delivered its opinion and a substantial portion of which is contingent upon the consummation of the Merger. In addition, the Company has agreed to reimburse J.P. Morgan for certain expenses incurred in connection with its services, including the fees and disbursements of counsel, and will indemnify J.P. Morgan against certain liabilities arising out of J.P. Morgan’s engagement.

During the two years preceding the date of its opinion, J.P. Morgan and its affiliates have had commercial or investment banking relationships with the Company, for which J.P. Morgan and such affiliates have received customary compensation. Such services during such period have included acting as joint lead arranger and joint lead bookrunner on the Company’s revolving credit facility which closed in June 2017 and financial advisor to the Company in connection with its strategic planning. In addition, J.P. Morgan’s commercial banking affiliate is an agent bank and a lender under outstanding credit facilities of the Company, for which it receives customary compensation or other financial benefits. During the two-year period preceding the delivery of its opinion, the aggregate fees received by J.P. Morgan from the Company were approximately $4 million. During the two years preceding the date of its opinion, J.P. Morgan and such affiliates have not had any material commercial or investment banking relationships with Vintage Capital, the ultimate parent company of Parent, or other portfolio companies thereof that are unrelated to the Merger. In addition, J.P. Morgan and its affiliates hold, on a proprietary basis, less than 1% of the outstanding common stock of the Company and none of the outstanding equity interests of Parent. In the ordinary course of their businesses, J.P. Morgan and its affiliates may actively trade the debt and equity securities or financial instruments (including derivatives, bank loans or other obligations) of the Company or Parent for their own accounts or for the accounts of customers and, accordingly, they may at any time hold long or short positions in such securities or other financial instruments.”

7.	The section of the Proxy Statement entitled “The Merger (Proposal 1)—Certain Unaudited Projected Financial Information—Company Forecast Summary” is hereby supplemented as follows:

The table titled June Management Projections on page 56 of the Proxy Statement is amended and restated to read as follows:

“June Management Projections

Fiscal Years Ending December 31,

($ in millions) (1)

	2018F	2019F	2020F	2021F	2022F	2023F	2024F	2025F	2026F	2027F
Revenue	$2,663	$2,635	$2,609	$2,585	$2,562	$2,563	$2,565	$2,566	$2,568	$2,569
Adjusted EBITDA (2)	$168	$205	$216	$219	$224	$228	$229	$233	$236	$238
Free Cash Flow (3)	$227	$147	$132	$154	$134	$106	$108	$109	$112	$114
Capital Expenditures	$42	$64	$68	$70	$70	$70	$70	$70	$70	$70
Changes in Net Working Capital	$87	$56	$51	$52	$22	$(18)	$(18)	$(18)	$(18)	$(18)

Unlevered Free Cash Flow (4) (5)	$107	$162	$163	$164	$138	$102	$103	$105	$108	$110

(1)

Key assumptions include: (a) flat revenues annually for the U.S. Core segment and revenue declines of 4% annually through fiscal year 2022 and flat revenue thereafter for the Acceptance NOW segment, (b) flat gross margins in the U.S. Core segment and declining gross margins in the Acceptance NOW segment due to value proposition changes, (c) cost savings as a result of store rationalization, and implementing the costing savings plan presented to the Board, (d) the amendment and extension of the Company’s existing credit facility through the first quarter of 2020, (e) improvements to the Company’s overall performance during the first half of fiscal year 2018 and increased portfolio, and (f) minimal investment in capital expenditures during fiscal year 2018, with historical run rate for capital expenditures thereafter.

(2)	Earnings before interest, income taxes, depreciation, amortization and other charges.
(3)	Free cash flow is defined as operating cash flow less investing activities.
(4)

Unlevered Free Cash Flow was calculated by J.P. Morgan based on the June Management Projections for purposes of J.P. Morgan’s discounted cash flow analysis in connection with its opinion delivered to the Board on June 17, 2018. J.P. Morgan’s Unlevered Free Cash Flow calculations were provided to the Company’s management, which subsequently reviewed and approved such calculations. These Unlevered Free Cash Flow calculations were not provided to Vintage Capital.

(5)	Unlevered Free Cash Flow for 2018 is for the Company’s 2018 second through fourth fiscal quarters.”

8.	The section of the Proxy Statement entitled “The Merger (Proposal 1)—Litigation Related to the Merger” is hereby supplemented as follows:

The last full paragraph on page 69 (such paragraph beginning with “Three putative class action complaints…”) of the Proxy Statement is amended and restated to read as follows:

“Four putative class action complaints have been filed in connection with the proposed Merger transaction announced on June 18, 2018. On August 2, 2018, plaintiff Shiva Stein filed a lawsuit captioned Stein v. Rent-A-Center, Inc., et al., No. 1:18-cv-01152-RGA, against Rent-A-Center and members of the Rent-A-Center Board in the United States District Court for the District of Delaware. On August 3, 2018, plaintiff Ken Herz filed a lawsuit captioned Herz v. Rent-A-Center, Inc., et al., No. 1:18-cv-01162-RGA, against Rent-A-Center and members of the Rent-A-Center Board in the United States District Court for the District of Delaware. On August 8, 2018, plaintiff Charles Robitaille filed a lawsuit captioned Robitaille v. Rent-A-Center, Inc., et al., No. 1:18-cv-01204-RGA, against Rent-A-Center and members of the Rent-A-Center Board in the United States District Court for the District of Delaware. On August 23, 2018, plaintiff Michael Downing filed a lawsuit captioned Downing v. Rent-A-Center, Inc., et al., No. 1:18-cv-01299-LPS, against Rent-A-Center and members of the Rent-A-Center Board in the United States District Court for the District of Delaware. All four lawsuits allege violations of Sections 14(a) and 20(a) of the Exchange Act, and SEC Rule 14a-9, for alleged material misstatements or omissions in connection with the proposed Merger transaction. All four complaints include demands for, among other things, an order enjoining defendants from closing the proposed Merger transaction absent certain disclosures of information identified in the complaints. Rent-A-Center believes these complaints are without merit and intends to vigorously defend itself.”

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements with respect to the proposed transaction, the benefits of the proposed transaction, and the anticipated timing and consummation of the proposed Merger. Forward-looking statements can be generally identified by the use of words such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “intends,” “continue,” “will,” “could,” “should,” or the negative thereof or variations thereon or similar terminology. These statements reflect only the Company’s current expectations and are not guarantees of future performance or results. Forward-looking information involves risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such statements. Specific factors that could cause actual results to differ from results contemplated by forward-looking statements include, among others, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; unknown, underestimated or undisclosed commitments or liabilities; the inability to complete the Merger due to the failure to obtain stockholder approval for the Merger or the failure to satisfy other conditions to completion of the Merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks regarding the failure of Parent to obtain the necessary debt and/or equity financing to complete the Merger; risks relating to operations of the business and financial results of the Company if the Merger Agreement is terminated; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; the effect of the announcement or consummation of the Merger on the Company’s relationships with third parties, including our employees, franchisees, customers, suppliers, business partners and vendors, which make it more difficult to maintain business and operations relationships, and negatively impact the operating results of the four core business segments and business generally; the risk that certain approvals or consents will not be received in a timely manner or that the Merger will not be consummated in a timely manner; the risk of exceeding the expected costs of the Merger; adverse changes in U.S. and non-U.S. governmental laws and regulations; adverse developments in the Company’s relationships with its employees franchisees, customers, suppliers, business partners and vendors; capital market conditions, including availability of funding sources for the Company and Parent; changes in our credit ratings; risks related to not being able to refinance our indebtedness; the risk of litigation, including stockholder litigation in connection with the proposed transaction, and the impact of any adverse legal judgments, fines, penalties, injunctions or settlements; and volatility in the market price of our stock.

Therefore, caution should be taken not to place undue reliance on any such forward-looking statements. We assume no obligation (and specifically disclaim any such obligation) to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. For additional discussion of potential risks and uncertainties that could impact our results of operations or financial position, refer to Part I, Item 1A. Risk Factors in our Form 10-K for the fiscal year ended December 31, 2017 (our “2017 Form 10-K”) and Part II, Item 1A. Risk Factors in our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2018 and June 30, 2018 (our “2018 Form 10-Qs”). There have been no material changes to the risk factors disclosed in our 2017 Form 10-K and 2018 Form 10-Qs.

Important Additional Information and Where to Find It

This communication is being made in respect of the proposed Merger involving the Company, Parent and Merger Sub. This communication does not constitute an offer to sell or the solicitation of an offer to buy our securities or the solicitation of any vote or approval. The proposed Merger of the Company will be submitted to the Company’s stockholders for their consideration. In connection with the proposed transaction, the Company filed a definitive proxy statement with the SEC on August 15, 2018. The definitive proxy statement was mailed to the Company’s stockholders on or about August 16, 2018. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND STOCKHOLDERS OF RENT-A-CENTER, INC. ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement, any amendments or supplements thereto and other relevant materials, and any other documents filed by the Company with the SEC, may be obtained once such documents are filed with the SEC free of charge at the SEC’s website at www.sec.gov. In addition, the Company’s stockholders may obtain free copies of the documents filed with the SEC through the Investors portion of the Company’s website at rentacenter.com or by contacting the Company’s Investor Relations Department by (a) mail at Rent-A-Center, Inc., Attention: Maureen Short, Investor Relations, 5501 Headquarters Drive, Plano, TX 75024, (b) telephone at (972) 801-1899, or (c) e-mail at maureen.short@rentacenter.com. You may also read and copy any reports, statements and other information filed by the Company with the SEC at the SEC public reference room at 450 Fifth Street, N.W. Room 1200, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation

The Company and certain of its executive officers, directors, other members of management and employees, may under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the persons who may be considered “participants” in the solicitation of proxies are set forth in the Company’s definitive proxy statement filed with the SEC on August 15, 2018 and other relevant documents that may be filed with the SEC. Information regarding certain of these persons and their beneficial ownership of the Company’s common stock is also set forth in the 2017 Form 10-K and the Company’s definitive proxy statement filed with the SEC on August 15, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENT-A-CENTER, INC.

	By:	/s/ Dawn M. Wolverton
Date: September 11, 2018		Dawn M. Wolverton
Vice President – Assistant General Counsel and Secretary

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